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                                                                 Exhibit 23




                   Consent of Independent Public Accountants
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-25155, File No. 333-28057, File No. 333-28059, File No. 333-28061 and File No. 333-37875.


                                                       ARTHUR ANDERSEN LLP


Dayton, Ohio
March 31, 1998